Item 77 C -- Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Municipal Securities Income Trust (the "Trust") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were submitted for approval. The meeting was adjourned to August 11, 1999, where all items were approved as follows:

AGENDA ITEM 1:  To elect Trustees:*
1)  Thomas G. Bigley
2)	Nicholas P. Constantakis
3)  John F. Cunningham
4) John E. Murray, Jr., JD, S.J.D.
5) Charles F. Mansfield
6) John S. Walsh

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,302,218
	Shares voted negatively
 .........................................37,737
	Shares abstaining
 .....................................................170,334

A Special Meeting of shareholders of Federated California Municipal Income Fund (the "Fund") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were submitted for approval. The meeting was adjourned to August 11, 1999, where all items were approved as follows:

AGENDA ITEM 1: To amend the Fund's fundamental investment policies regarding borrowing money and issuing senior securities.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,791,519
	Shares voted negatively
 ...........................................117,197
	Shares abstaining
 .................................................268,640

AGENDA ITEM 2: To amend the Fund's fundamental investment policies regarding investments in real estate.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,791,175
	Shares voted negatively
 ...........................................117,197
	Shares abstaining
 .................................................301,282

_________________________
*The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donahue, John T. Conroy, J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 3: To amend the Fund's fundamental investment policies regarding investments in commodities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,780,841
	Shares voted negatively
 ...........................................126,842
	Shares abstaining
 .................................................301,972

AGENDA ITEM 4: To amend the Fund's fundamental investment policies regarding underwriting securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,807,359
	Shares voted negatively
 ...........................................151,417
	Shares abstaining
 .................................................250,879

AGENDA ITEM 5: To amend the Fund's fundamental investment policies regarding lending by the Funds.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,765,586
	Shares voted negatively
 ...........................................168,615
	Shares abstaining
 .................................................275,454

AGENDA ITEM 6: To amend the Fund's fundamental investment policies regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,855,976
	Shares voted negatively
 ...........................................77,203
	Shares abstaining
 .................................................276,476

AGENDA ITEM 7: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding buying securities on margin.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,787,763
	Shares voted negatively
 ...........................................161,323
	Shares abstaining
 .................................................260,569


AGENDA ITEM 8: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding pledging assets.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,728,504
	Shares voted negatively
 ...........................................179,290
	Shares abstaining
 .................................................301,861

AGENDA ITEM 9: To remove the Fund's fundamental investment policies regarding selling securities short.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 .................................2,733,114
	Shares voted negatively
 ........................................... 210,439
	Shares abstaining
 ..................................................266,102

AGENDA ITEM 10: To remove the Fund's fundamental investment policies regarding dealing in puts, calls, straddles, spreads and any combination thereof.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,732,202
	Shares voted negatively
 ...........................................208,245
	Shares abstaining
 .................................................269,207

AGENDA ITEM 11: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................2,706,158
	Shares voted negatively
 .......................................293,110
	Shares abstaining
 .................................................210,387


The Definitive Proxy Statement for the Special Meeting held on June 25, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6165)

 A Special Meeting of shareholders of Federated Municipal Securities Income Trust (the "Trust") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Trust at the meeting:

AGENDA ITEM 1:  To elect Trustees:*

1)  Thomas G. Bigley
2)	Nicholas P. Constantakis
3)  John F. Cunningham
4) John E. Murray, Jr., JD, S.J.D.
5) Charles F. Mansfield
6) John S. Walsh

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................7,072,147
	Shares voted negatively
 .........................................4,466
	Shares abstaining
 .....................................................13,935

A Special Meeting of shareholders of Federated Michigan Intermediate Municipal Trust (the "Fund") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Fund at the meeting:

AGENDA ITEM 1: To amend the Fund's fundamental investment policies regarding borrowing money and issuing senior securities.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,087,941
	Shares voted negatively
 ...........................................444,512
	Shares abstaining
 ...................................................23,276

AGENDA ITEM 2: To amend the Fund's fundamental investment policies regarding investments in real estate.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,362,145
	Shares voted negatively
 ...........................................171,022
	Shares abstaining
 ...................................................22,562


_________________________
*The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donahue, John T. Conroy, J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 3: To amend the Fund's fundamental investment policies regarding investments in commodities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,311,215
	Shares voted negatively
 ...........................................221,952
	Shares abstaining
 ...................................................22,562

AGENDA ITEM 4: To amend the Fund's fundamental investment policies regarding underwriting securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,363,767
	Shares voted negatively
 ...........................................173,782
	Shares abstaining
 ...................................................18,180

AGENDA ITEM 5: To amend the Fund's fundamental investment policies regarding lending by the Funds.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,319,538
	Shares voted negatively
 ...........................................215,251
	Shares abstaining
 ...................................................20,940

AGENDA ITEM 6: To amend the Fund's fundamental investment policies regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,040,619
	Shares voted negatively
 ...........................................491,221
	Shares abstaining
 ...................................................23,889

AGENDA ITEM 7: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding buying securities on margin.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,042,248
	Shares voted negatively
 ...........................................493,899
	Shares abstaining
 ...................................................19,582


AGENDA ITEM 8: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding pledging assets.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,039,404
	Shares voted negatively
 ...........................................490,720
	Shares abstaining
 ...................................................25,605

AGENDA ITEM 9: To amend, and to make non-fundamental, the Michigan Fund's fundamental investment policy regarding investing in illiquid securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................3,873,402
	Shares voted negatively
 ...........................................285,063
	Shares abstaining
 ...................................................11,476

AGENDA ITEM 10: To remove the Fund's fundamental investment policies regarding selling securities short.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 .................................6,042,009
	Shares voted negatively
 ........................................... 490,874
	Shares abstaining
 ....................................................22,846

AGENDA ITEM 11: To remove the Fund's fundamental investment policies regarding dealing in puts, calls, straddles, spreads and any combination thereof.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,027,400
	Shares voted negatively
 ...........................................505,484
	Shares abstaining
 ...................................................22845

AGENDA ITEM 12: To remove the Fund's fundamental investment policies regarding investing in restricted securities .

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,030,245
	Shares voted negatively
 ...........................................506,911
	Shares abstaining
 ...................................................18,573


AGENDA ITEM 13: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................6,069,257
	Shares voted negatively
 .......................................463,517
	Shares abstaining
 ...................................................22,955


The Definitive Proxy Statement for the Special Meeting held on June 25, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6165)

A Special Meeting of shareholders of Federated Municipal Securities Income Trust (the "Trust") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were submitted for approval. The meeting was adjourned to August 11, 1999, where all items were approved as follows:

AGENDA ITEM 1:  To elect Trustees:*
1)  Thomas G. Bigley
2)	Nicholas P. Constantakis
3)  John F. Cunningham
4) John E. Murray, Jr., JD, S.J.D.
5) Charles F. Mansfield
6) John S. Walsh

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,715,665
	Shares voted negatively
 .........................................22,805
	Shares abstaining
 ...................................................93,796

A Special Meeting of shareholders of Federated New York Municipal Income Fund (the "Fund") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were submitted for approval. The meeting was adjourned to August 11, 1999, where all items were approved as follows:

AGENDA ITEM 1: To amend the Fund's fundamental investment policies regarding borrowing money and issuing senior securities.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,268,473
	Shares voted negatively
 ...........................................136,744
	Shares abstaining
 ..................................................58,325

AGENDA ITEM 2: To amend the Fund"s fundamental investment policies regarding investments in real estate.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,268,988
	Shares voted negatively
 ...........................................136,398
	Shares abstaining
 ..................................................58,156

_________________________
*The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donahue, John T. Conroy, J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 3: To amend the Fund's fundamental investment policies regarding investments in commodities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,248,765
	Shares voted negatively
 ...........................................144,871
	Shares abstaining
 ...................................................69,906

AGENDA ITEM 4: To amend the Fund's fundamental investment policies regarding underwriting securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,287,680
	Shares voted negatively
 ...........................................123,166
	Shares abstaining
 ...................................................52,696

AGENDA ITEM 5: To amend the Fund's fundamental investment policies regarding lending by the Funds.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,191,183
	Shares voted negatively
 ...........................................209,588
	Shares abstaining
 ...................................................62,771

AGENDA ITEM 6: To amend the Fund's fundamental investment policies regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,244,236
	Shares voted negatively
 ...........................................156,429
	Shares abstaining
 ...................................................62,877

AGENDA ITEM 7: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding buying securities on margin.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,190,067
	Shares voted negatively
 ...........................................213,734
	Shares abstaining
 ...................................................59,741


AGENDA ITEM 8: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding pledging assets.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,200,100
	Shares voted negatively
 ...........................................201,596
	Shares abstaining
 ...................................................61,846

AGENDA ITEM 9: To remove the Fund's fundamental investment policies regarding selling securities short.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 .................................1,212,473
	Shares voted negatively
 ........................................... 211,967
	Shares abstaining
 ...................................................39,102

AGENDA ITEM 10: To remove the Fund's fundamental investment policies regarding dealing in puts, calls, straddles, spreads and any combination thereof.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,200,627
	Shares voted negatively
 ...........................................216,544
	Shares abstaining
 ...................................................46,371

AGENDA ITEM 11: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................1,198,413
	Shares voted negatively
 .......................................206,433
	Shares abstaining
 ...................................................58,696


The Definitive Proxy Statement for the Special Meeting held on June 25, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6165)

A Special Meeting of shareholders of Federated Municipal Securities Income Trust (the "Trust") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Trust at the meeting:

AGENDA ITEM 1:  To elect Trustees:*

1)  Thomas G. Bigley
2)	Nicholas P. Constantakis
3)  John F. Cunningham
4) John E. Murray, Jr., JD, S.J.D.
5) Charles F. Mansfield
6) John S. Walsh

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................5,492,372
	Shares voted negatively
 ...........................................24,250
	Shares abstaining
 .....................................................133,938


A Special Meeting of shareholders of Federated Ohio Municipal Income Fund (the "Fund") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Fund at the meeting:

AGENDA ITEM 1: To amend the Fund's fundamental investment policies regarding borrowing money and issuing senior securities.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,292,118
	Shares voted negatively
 ...........................................164,388
	Shares abstaining
 .....................................................259,467

AGENDA ITEM 2: To amend the Fund's fundamental investment policies regarding investments in real estate.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,295,169
	Shares voted negatively
 ...........................................178,887
	Shares abstaining
 .....................................................241,916

_________________________
*The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donahue, John T. Conroy, J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 3: To amend the Fund's fundamental investment policies regarding investments in commodities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,254,685
	Shares voted negatively
 ...........................................212,342
	Shares abstaining
 .....................................................248,945

AGENDA ITEM 4: To amend the Fund's fundamental investment policies regarding underwriting securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,336,142
	Shares voted negatively
 ...........................................125,994
	Shares abstaining
 .....................................................253,836

AGENDA ITEM 5: To amend the Fund's fundamental investment policies regarding lending by the Funds.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,285,094
	Shares voted negatively
 ...........................................190,516
	Shares abstaining
 .....................................................240,362

AGENDA ITEM 6: To amend the Fund's fundamental investment policies regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,304,668
	Shares voted negatively
 ...........................................123,728
	Shares abstaining
 .....................................................287,576

AGENDA ITEM 7: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding buying securities on margin.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,236,885
	Shares voted negatively
 ...........................................185,872
	Shares abstaining
 .....................................................293,215


AGENDA ITEM 8: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding pledging assets.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,263,059
	Shares voted negatively
 ...........................................181,028
	Shares abstaining
 .....................................................271,885

AGENDA ITEM 9: To remove the Fund's fundamental investment policies regarding selling securities short.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,261,578
	Shares voted negatively
 ........................................... 182,706
	Shares abstaining
 ..................................................... 271,688

AGENDA ITEM 10: To remove the Fund's fundamental investment policies regarding dealing in puts, calls, straddles, spreads and any combination thereof.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,208,745
	Shares voted negatively
 ...........................................197,551
	Shares abstaining
 .....................................................394,588

AGENDA ITEM 11: To remove the Fund's fundamental investment policies regarding investing in restricted securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,227,483
	Shares voted negatively
 ...........................................215,521
	Shares abstaining
 .....................................................272,968


AGENDA ITEM 12: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ................................4,224,961
	Shares voted negatively
 ......................................253,333
	Shares abstaining
 .....................................................237,678


The Definitive Proxy Statement for the Special Meeting held on June 25, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6165)

A Special Meeting of shareholders of Federated Municipal Securities Income Trust (the "Trust") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Trust at the meeting:

AGENDA ITEM 1:  To elect Trustees:*

1)  Thomas G. Bigley
2)	Nicholas P. Constantakis
3)  John F. Cunningham
4) John E. Murray, Jr., JD, S.J.D.
5) Charles F. Mansfield
6) John S. Walsh

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................15,015,142
	Shares voted negatively
 .........................................89,043
	Shares abstaining
 .....................................................606,390

A Special Meeting of shareholders of Federated Pennsylvania Municipal Income Fund (the "Fund") was held on June 25, 1999. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Fund at the meeting:

AGENDA ITEM 1: To amend the Fund's fundamental investment policies regarding borrowing money and issuing senior securities.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,450,706
	Shares voted negatively
 ...........................................690,592
	Shares abstaining
 .....................................................808,607

AGENDA ITEM 2: To amend the Fund's fundamental investment policies regarding investments in real estate.
The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,572,536
	Shares voted negatively
 ...........................................608,771
	Shares abstaining
 .....................................................768,597

_________________________
*The following Trustees of the Fund continued their terms as Trustees of the Fund: John F. Donahue, John T. Conroy, J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden, and Marjorie P. Smuts.

AGENDA ITEM 3: To amend the Fund's fundamental investment policies regarding investments in commodities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,355,459
	Shares voted negatively
 ...........................................785,575
	Shares abstaining
 .....................................................808,870

AGENDA ITEM 4: To amend the Fund's fundamental investment policies regarding underwriting securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,519,396
	Shares voted negatively
 ...........................................614,708
	Shares abstaining
 .....................................................815,800

AGENDA ITEM 5: To amend the Fund's fundamental investment policies regarding lending by the Funds.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,402,560
	Shares voted negatively
 ...........................................722,303
	Shares abstaining
 .....................................................825,041

AGENDA ITEM 6: To amend the Fund's fundamental investment policies regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,516,142
	Shares voted negatively
 ...........................................667,475
	Shares abstaining
 .....................................................766,287

AGENDA ITEM 7: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding buying securities on margin.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,181,517
	Shares voted negatively
 ...........................................930,046
	Shares abstaining
 .....................................................838,342


AGENDA ITEM 8: To amend, and to make non-fundamental, the Fund's fundamental investment policies regarding pledging assets.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,213,336
	Shares voted negatively
 ...........................................823,986
	Shares abstaining
 .....................................................912,583

AGENDA ITEM 9: To remove the Fund's fundamental investment policies regarding selling securities short.

The results of shareholders voting were as follows:

	Shares voted affirmatively ..................................
11,182,141
	Shares voted negatively
 ........................................... 860,049
	Shares abstaining
 ..................................................... 907,715

AGENDA ITEM 10: To remove the Fund's fundamental investment policies regarding dealing in puts, calls, straddles, spreads and any combination thereof.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,210,294
	Shares voted negatively
 ...........................................864,997
	Shares abstaining
 .....................................................874,613

AGENDA ITEM 11: To remove the Fund's fundamental investment policies regarding investing in restricted securities.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,353,917
	Shares voted negatively
 ...........................................790,565
	Shares abstaining
 .....................................................805,423


AGENDA ITEM 12: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

	Shares voted affirmatively
 ..................................11,068,582
	Shares voted negatively
 ........................................1,056,962
	Shares abstaining
 .....................................................824,361


The Definitive Proxy Statement for the Special Meeting held on June 25, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6165)